West Pharmaceutical Services, Inc. Fourth-Quarter and Full-Year 2018 Analyst Conference Call 9 a.m. Eastern Time, February 14, 2019 ▪ A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com Speakers: ▪ To participate on the call, please dial: Eric M. Green − 877-930-8295 (U.S.) President and Chief Executive Officer − 253-336-8738 (International) − The conference ID is 2287302 Bernard J. Birkett Senior Vice President, Chief Financial Officer ▪ An online archive of the broadcast will be available at the site and Treasurer three hours after the live call and will be available through Thursday, February 21, 2019, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 2287302 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth-quarter and full-year 2018 and management’s discussion of those results during today’s conference call. 1

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2

2018 Fourth-quarter and Full-year Results and 2019 Guidance ▪ Q4 2018 reported net sales of $422.5 million, representing 3.6% constant-currency, organic sales growth. Excluding the impact of the voluntary recall, constant-currency, organic sales growth would have been 6.3% ▪ Q4 2018 reported-diluted EPS was $0.69. Q4 2018 adjusted-diluted EPS(1) was $0.73, compared to $0.64 in the prior-year period ▪ Full-year 2018 reported net sales of $1.717 billion, representing 5.6% constant-currency, organic sales growth ▪ Full-year 2018 reported-diluted EPS was $2.74. Full-year 2018 adjusted-diluted EPS(1) was $2.81, compared to $2.78 last year ‒ Tax benefits from stock-based compensation contributed $0.19 to full-year 2018 adjusted-diluted EPS, compared with $0.44 to full-year 2017 adjusted-diluted EPS ▪ Full-year 2019 guidance: ‒ Full-year 2019 reported net sales guidance expected to be in a range between $1.795 billion to $1.820 billion ‒ Full-year 2019 adjusted-diluted EPS is expected to be in a range between $2.77 to $2.89(1) ‒ 2019 adjusted-diluted EPS guidance includes an estimated negative impact of $0.06 at current foreign currency exchange rates but does not include any potential impact from tax benefits from stock-based compensation (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 13-17, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. 3

Abbreviations: LSD – low-single digit; MSD – mid-single digit; Organic Sales Growth HSD – high-single digit; DD – double digit Full-year Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 2018 Overall Organic 4.5% 0.2% 9.0% 9.6% 3.6% 5.6% Sales Growth Biologics DD (LSD) LSD (MSD) MSD Flat Generics HSD HSD DD MSD MSD HSD Pharma (MSD) (HSD) HSD DD Flat LSD Contract DD HSD DD DD LSD DD Manufacturing 4

“One West” Global Operations Management System Driving Improved Operational Performance One Global Approach Record-Setting Across All Sites Manufacturing Results in 2018 Strategy Procurement Supply Chain Safety Quality Process Excellence Advanced Manufacturing Engineering Service Cost 5

Asia Pacific and South America Focus: Provide Opportunity for Future Growth Manufacturing Presence Developing Market Trends & West Performance ▪ Annual underlying market growth is high single- digits ▪ West sales growing at a double-digit sales CAGR over the last 5 years ▪ High demand from all customers segments: vaccines, generics and growing biologics ▪ Local manufacturing plants in Brazil, ▪ India, China & Singapore offer speed Governments & regulators focused on improving and scale product quality ▪ ▪ Established sales, commercial and High investment by global biopharma customers technical teams in all strategic markets 6

R&D Supports Future High-Value Product Growth Strategy Elastomer Innovation High-Value Processing Delivery Devices New, high-quality formulations Process and technology That integrate West’s and programs to address innovation advances to produce containment and delivery customer needs higher value products expertise 7

Fourth-Quarter 2018 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended December 31, 2018 2017 Reported Net Sales $422.5 $415.6 Net Sales at Constant Currency (1) $430.4 $415.6 Gross Profit Margin 31.5% 30.9% Reported Operating Profit $65.8 $60.4 Adjusted Operating Profit (1) $67.1 $60.4 Reported-Diluted EPS $0.69 $0.00 Adjusted-Diluted EPS (1) $0.73 $0.64 (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted-diluted EPS” are Non-GAAP measures. See slides 13-17 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant-currency basis. 8

Change in Consolidated Net Sales Fourth-quarter 2017 to 2018 ($ millions) $18.4 $2.5 ($6.1) ($7.9) $415.6 $422.5 2017 Volume & Mix Sales Price Consumer Currency 2018 9

Gross Profit Update ($ millions) Three Months Ended December 31, 2018 2017 Proprietary Products: Gross Profit $115.0 $106.6 Gross Profit Margin 37.0% 34.8% Contract-Manufactured Products: Gross Profit $18.2 $22.0 Gross Profit Margin 16.4% 20.1% Consolidated Gross Profit $133.2 $128.6 Consolidated Gross Profit Margin 31.5% 30.9% 10

Cash Flow and Balance Sheet Metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) Twelve Months Ended December 31, 2018 2017 Depreciation and amortization $104.4 $96.7 Operating cash flow $288.6 $263.3 Capital expenditures $104.7 $130.8 FINANCIAL CONDITION (UNAUDITED) (in millions) As of As of December 31, 2018 December 31, 2017 Cash and cash equivalents $337.4 $235.9 Debt $196.1 $197.0 Equity $1,396.3 $1,279.9 Working capital $610.7 $464.0 11

Full-Year 2019 Guidance ▪ Full-year 2019 reported net sales guidance expected to be in a range between $1.795 billion to $1.820 billion ▪ Full-year 2019 adjusted-diluted EPS is expected to be in a range between $2.77 to $2.89(1,2) ▪ Full-year 2019 capital spending is expected to be in a range between $120 million to $130 million (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 13-17, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. (2) Guidance excludes possible cost and benefits from the announced 2018 Global Operations restructuring plan. 12

Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures: • Net sales at constant currency (organic sales growth) • Adjusted operating profit • Adjusted operating profit margin • Adjusted income tax expense • Adjusted net income • Adjusted-diluted EPS West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted- diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Full-Year 2019 Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items. 13

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended December 31, 2018 profit expense income EPS Reported (GAAP) $65.8 $14.9 $52.0 $0.69 Restructuring and related charges 1.3 0.1 1.2 0.01 Tax law changes - (1.6) 1.6 0.03 Adjusted (Non-GAAP) $67.1 $13.4 $54.8 $0.73 Operating Income tax Net Diluted Twelve months ended December 31, 2018 profit expense income EPS Reported (GAAP) $240.3 $41.4 $206.9 $2.74 Restructuring and related charges 8.0 1.7 6.3 0.08 Argentina devaluation 1.1 - 1.1 0.02 Tax law changes - 2.5 (2.5) (0.03) Adjusted (Non-GAAP) $249.4 $45.6 $211.8 $2.81 14

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Operating Income tax Net Diluted Three months ended December 31, 2017 profit expense income EPS Reported (GAAP) $60.4 $61.8 $ - $ - Tax law changes - (48.8) 48.8 0.64 Adjusted (Non-GAAP) $60.4 $13.0 $48.8 $0.64 Operating Income tax Net Diluted Twelve months ended December 31, 2017 profit expense income EPS Reported (GAAP) $225.8 $80.9 $150.7 $1.99 Venezuela deconsolidation 11.1 - 11.1 0.15 Tax law changes - (48.8) 48.8 0.64 Adjusted (Non-GAAP) $236.9 $32.1 $210.6 $2.78 15

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency (1) ($ million, except EPS data) Three months ended December 31, 2018 Proprietary CM Eliminations Total Reported net sales (GAAP) $311.2 $111.4 $(0.1) $422.5 Effect of changes in currency translation rates 6.7 1.2 - 7.9 Net sales at constant currency (Non-GAAP) (1) $317.9 $112.6 $(0.1) $430.4 Twelve months ended December 31, 2018 Proprietary CM Eliminations Total Reported net sales (GAAP) $1,308.6 $409.1 $(0.3) $1,717.4 Effect of changes in currency translation rates (23.8) (4.8) - (28.6) Net sales at constant currency (Non-GAAP) (1) $1,284.8 $404.3 $(0.3) $1,688.8 (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. 16

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slides 13-17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS guidance 2018 Actual 2019 Guidance(1) (2) % Change Reported-diluted EPS (GAAP) $2.74 $2.74 to $2.86 0.0% to 4.4% Restructuring and related charges 0.08 0.03 Argentina devaluation 0.02 - Tax law changes (0.03) - Adjusted-diluted EPS (Non-GAAP) $2.81 $2.77 to $2.89 (1.4%) to 2.8% Stock comp tax benefit (0.19) - (1) Adjusted-diluted EPS (Non-GAAP) excl. stock comp tax benefit $2.62 $2.77 to $2.89 5.7% to 10.3% (2) See “Full-Year 2019 Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted-diluted EPS. Guidance includes various currency exchange rate assumptions. Year-over-year changes in foreign currency exchange rates are expected to have a negative impact to full-year 2019 sales of $30 million. (1) We have opted not to forecast 2019 tax benefits from stock-based compensation, as they are out of the Company’s control. Any tax benefits associated with stock-based compensation that we receive in 2019 would provide a positive adjustment to our full-year EPS guidance. (2) Year-over-year changes in foreign currency exchange rates are expected to have a negative impact to full-year 2019 adjusted-diluted EPS of approximately $0.06. Excluding this impact, full-year 2019 adjusted-diluted EPS would be expected to grow in a range between 8% to 13%. 17